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                                                                    Exhibit 23.1




               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



As independent certified public accountants, we hereby consent to the incorporation of our report included in this form 10-K, into the Company's previously filed Registration Statement File No. 333-51137.




Arthur Andersen LLP

West Palm Beach, Florida,
March 30, 1999.